EXHIBIT A

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of Common Stock of Phathom Pharmaceuticals, Inc.

Date: August 11, 2022	FRAZIER LIFE SCIENCES IX, L.P.
By FHMLS IX, L.P., its general partner By FHMLS IX, L.L.C., its general partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 11, 2022	FHMLS IX, L.P.
By FHMLS IX, L.L.C., its general partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 11, 2022	FHMLS IX, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 11, 2022	FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.
	By:	FHMLSP, L.P., its General Partner
	By:	FHMLSP, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 11, 2022	FHMLSP, L.P.
	By:	FHMLSP, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 11, 2022	FHMLSP, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 11, 2022	FRAZIER LIFE SCIENCES XI, L.P.
By FHMLS XI, L.P., its general partner
By FHMLS XI, L.L.C., its general partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 11, 2022	FHMLS XI, L.P.
By FHMLS XI, L.L.C., its general partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 11, 2022	FHMLS XI, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: August 11, 2022	By:	*
James Topper

Date: August 11, 2022	By:	*
Patrick Heron

Date: August 11, 2022	By:	**
Albert Cha

Date: August 11, 2022	By:	**
James Brush

Date: August 11, 2022	By:	***
Daniel Estes

Date: August 11, 2022	By:	/s/ Steve R. Bailey
Steve R. Bailey, as Attorney-in-Fact

*	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on July 31, 2017.
**	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on August 16, 2021.
***	This Agreement was executed by Steve R. Bailey on behalf of the individual listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on April 18, 2022.